U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2003

AMEDISYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-24260	11-3131700
(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 300, Baton Rouge, LA 70816

(Address of principal executive offices including zip code)

(225) 292-2031

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibit
No.
32.1 (i) Certification of William F. Borne, Chief Executive Officer
32.2 (i) Certification of Gregory H. Browne, Chief Financial Officer
99.1 (i) Press Release dated November 5, 2003 announcing the Company’s third quarter 2003 operating results
(i) Filed herewith.

ITEM 9.    REGULATION FD DISCLOSURE

On November 5, 2003, Amedisys, Inc., “the Company”, issued a press release attached hereto as Exhibit 99.1 releasing third quarter 2003 operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ Gregory H. Browne

Gregory H. Browne
Chief Financial Officer

DATE: November 5, 2003